Greystone Business Credit II LLC

GUARANTY

Borrower:	Rousseau Controls, Inc., a corporation organized under the laws of Canada

Borrower:	Hydramen Fluid Power Limited, a corporation organized under the laws of Ontario

Guarantor:	Pneutech Inc., a corporation organized under the laws of Canada

Each Borrower, as a debtor under an insolvency proceeding commenced in the Commercial Division of the Superior Court of the Province of Quebec, District of Montreal, under the Companies' Creditors Arrangement Act R.S.C. 1985, c. C-36 (the "CCAA"), and each of which is continuing to operate its business and manage its properties pursuant to the provisions of the CCAA, has requested that GREYSTONE BUSINESS CREDIT II LLC ("Lender") provide certain financial accommodations to such Borrower pursuant to the terms of a Loan and Security Agreement between such Borrower and Lender, each dated of even date herewith (as amended from time to time, the "Loan Agreements" and each individually a "Loan Agreement"). As one of the conditions to providing financing to each Borrower, Lender has required that Guarantor, also a debtor under an insolvency proceeding commenced in the Commercial Division of the Superior Court of the Province of Quebec, District of Montreal, under the CCAA and continuing to operate its business and manage its properties pursuant to the provisions of the CCAA, guaranty all obligations of each Borrower to Lender.

For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to each Borrower by Lender pursuant to the Loan Agreements, Guarantor unconditionally jointly and severally (solidarily) guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of the indebtedness, liabilities and obligations of every kind and nature of each Borrower to Lender (including, without limitation, all interest accruing after the filing of a proceeding under the Bankruptcy Code (as defined in the Loan Agreements) whether or not allowed by the court in such proceeding, and all other indebtedness, liabilities and obligations arising after the filing of any proceeding under the Bankruptcy Code), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, in each case arising under the Loan Agreements or the other Loan Documents (as defined in the Loan Agreements), plus all costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses) paid or incurred by Lender in endeavoring to collect all or any part of such indebtedness, liabilities and obligations from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of such indebtedness, liabilities and obligations (all such indebtedness, liabilities, obligations, costs and expenses being hereinafter referred to as "Borrower's Obligations" for each individual Borrower and "Borrowers' Obligations" for all Borrowers). All sums becoming due under this Guaranty shall bear interest from the due date thereof until paid at the highest rate charged with respect to any of any Borrowers' Obligations under the Loan Agreements. Guarantor expressly renounces to the benefits of division and discussion.

Guarantor agrees that its obligations under this Guaranty are unconditional, irrespective of (i) the validity or enforceability of Borrowers' Obligations or any note or other instrument evidencing Borrowers' Obligations, (ii) the absence of any attempt by Lender to collect any of Borrowers' Obligations from any Borrower or any other guarantor, (iii) Lender's waiver or consent with respect to any provision of the Loan Documents, (iv) Lender's failure to perfect or maintain its security interests in, or to preserve its rights with respect to, any of the Collateral (as defined in the Loan Agreements), (v) Lender's election, in any proceeding under Chapter 11 of the Bankruptcy Code or other applicable insolvency law, of the application of Section 1111(b)(2) of the Bankruptcy Code or similar provision of any other applicable insolvency law, (vi) any borrowing or grant of a security interest by any Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code or similar provision of any other applicable insolvency law, (vii) the disallowance, under Section 502 of the Bankruptcy Code or similar provision of any other applicable insolvency law, of all or any of Lender's claims for repayment of Borrowers' Obligations, (viii) any lack or limitation of power, incapacity or disability on the part of either Borrower or of the directors, partners or agents thereof, (ix) any change or changes in the name, corporate existence or structure of either Borrower or the link or relationship between Guarantor and either Borrower, or (ix) any other circumstance that might constitute a legal or equitable discharge or defense of any Borrower or any guarantor.

No payment made by or for the account or benefit of Guarantor (including, without limitation, (i) a payment made by any Borrower in respect of any such Borrower's Obligations, (ii) a payment made by any person under any other guaranty of any of Borrowers' Obligations or (iii) a payment made by means of set off, compensation or other application of funds by Lender) shall entitle Guarantor, by subrogation or otherwise, to any payment by any Borrower or from or out of any property of any such Borrower, and Guarantor shall not exercise any rights or remedies against any Borrower or any property of any such Borrower including, without limitation, any right of contribution, indemnity or reimbursement by reason of any performance by Guarantor under this Guaranty, all of such rights of subrogation, contribution, indemnity and reimbursement being hereby waived by Guarantor. The provisions of this paragraph shall survive the termination of this Guaranty or the release or discharge of Guarantor from liability hereunder. Each Borrower is a third party beneficiary of the provisions of this paragraph.

Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of receivership or bankruptcy of any Borrower, protest or notice with respect to Borrowers' Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein. No notice to any party, including Guarantor, shall be required for Lender to make demand hereunder. Such demand shall constitute a mature and liquidated claim against Guarantor. At any time after maturity of any Borrower's Obligations, whether by acceleration or otherwise, Lender may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of any such Borrower's Obligations, without first proceeding against any such Borrower or any other person or against any of the Collateral. Lender shall have the exclusive right to determine the application of payments and credits, if any, from Guarantor, any Borrower or any other person, on account of any such Borrower's Obligations.

Lender is hereby authorized, without notice or demand to Guarantor and without affecting or impairing the liability of Guarantor hereunder, to from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, any Borrower's Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by any Borrower and delivered to Lender; (ii) accept partial payments on any Borrower's Obligations; (iii) take and hold Collateral for the payment of any Borrower's Obligations, or for the payment of this Guaranty, or for the payment of any other guaranties of any Borrower's Obligations or other liabilities of any Borrower, and exchange, enforce, waive and release any Collateral; (iv) apply Collateral and direct the order or manner of sale thereof as it may determine in its sole discretion; and (v) settle, release, compromise, collect or otherwise liquidate any Borrower's Obligations and any Collateral in any manner.

At any time after maturity of any Borrower's Obligations, Lender may, in its sole discretion, without notice to Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward payments of any such Borrower's Obligations, (i) any indebtedness due or to become due from Lender to Guarantor and (ii) any moneys, credits or other property belonging to Guarantor at any time held by or coming into the possession of Lender or any affiliates of Lender, whether for deposit or otherwise.

Guarantor assumes responsibility for keeping itself informed of the financial condition of each Borrower and all other guarantors of all or any of Borrowers' Obligations, and of all other circumstances bearing upon the risk of nonpayment of any Borrowers' Obligations or any part thereof that diligent inquiry might reveal, and Guarantor agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding any of the foregoing. Guarantor acknowledges familiarity with each Borrower's financial condition and represents that it has not relied on any statements made, or information furnished, by Lender or its agents in obtaining such familiarity. If Lender provides any such information to Guarantor, Lender shall be under no obligation to (i) undertake any investigation not a part of its regular business routine, (ii) disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential or (iii) make any other or future disclosures of any information to Guarantor.

Notwithstanding any contrary provision of this Guaranty, it is intended that neither this Guaranty nor any liens, hypothecs or security interests securing this Guaranty constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if this Guaranty or any liens, hypothecs or security interests securing this Guaranty would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, a "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state or other governmental unit as in effect from time to time or similar provision of any other applicable insolvency law, including the Bankruptcy and Insolvency Act (Canada).

Guarantor waives the right to assert the doctrine of marshaling with respect to any of the Collateral securing any Borrower's Obligations. Guarantor further agrees that, to the extent any Borrower makes one or more payments to Lender, or Lender receives any proceeds of Collateral, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to any such Borrower, its estate, trustee, receiver or any other party under the Bankruptcy Code or other law, that portion of any such Borrower's Obligations which has been paid, reduced or satisfied by such payment or proceeds shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred and this Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness or this Guaranty has been surrendered or canceled.

Guarantor agrees that all payments hereunder shall be made without setoff, compensation or counterclaims and Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to any Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest on any instrument or document evidencing all or any part of any Borrowers' Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of any Borrowers' Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, foreclosure, realization, surrender or other handling of any Collateral securing any Borrower's Obligations.

No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any further exercise thereof except as expressly set forth in a writing duly signed and delivered on Lender's behalf by an authorized officer or agent of Lender; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered on Lender's behalf by an authorized officer or agent of Lender. Lender's failure at any time or times hereafter to require strict performance by any Borrower or Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, deed of hypothec, agreement, guaranty, instrument or document now or at any time or times hereafter executed by any Borrower or Guarantor and delivered to Lender, shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Lender, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Lender, and directed to any such Borrower or Guarantor, as applicable, specifying such waiver. No waiver by Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Lender permitted hereunder shall in any way affect or impair Lender's rights or the obligations of Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by any Borrower to Lender shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist each Borrower in procuring credit, because any such Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

Each payment to be made under this Guaranty will be made in US dollars (the "Specified Currency"). To the fullest extent permitted by applicable law, any obligation of Guarantor to make payments under this Guaranty in the Specified Currency will not be discharged or satisfied by any tender in any currency other than the Specified Currency. To the fullest extent permitted by applicable law, if any judgment or order expressed in a currency other than the Specified Currency is rendered for any payment of any amount owing in respect of this Guaranty, Lender, after recovery in full of the aggregate amount to which it is entitled pursuant to the judgment or order, will be entitled to receive immediately from Guarantor the amount of any shortfall of the Specified Currency received by Lender as a consequence of sums paid in such other currency and will refund promptly to Guarantor any excess of the Specified Currency received by Lender as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Specified Currency are converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which Lender is able, acting in a reasonable manner and in good faith, in converting the currency received into the Specified Currency, to purchase the Specified Currency with the amount of the currency of the judgment or order actually received by Lender. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Specified Currency.

All payments to be made hereunder by Guarantor shall be made free and clear of deduction for any present or future tax, levy, impost, duty, charge, withholding, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority, but excluding, (i) taxes imposed on or measured by Lender's capital, net income and franchise taxes or any other tax imposed on Lender for the privilege of doing business, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between Lender and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of Lender pursuant to or in respect of this Guaranty or any Loan Document), (iii) any taxes imposed on Lender as a result of its voluntary transfer of the Loans or any interest therein, (iv) any taxes imposed on or measured by Lender's assets, gross or net income, gross or net receipts, branch profits, capital gains, excess profits, minimum taxes from tax preferences, alternative minimum taxes or accumulated earnings taxes and (v) any taxes for which Lender is actually reimbursed pursuant to any other provisions of this Guaranty (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being collectively referred to herein as "Taxes"). If any Taxes are imposed and required to be withheld from any payment hereunder, Guarantor shall (a) increase the amount of such payment so that Lender will receive a net amount (after deduction of all Taxes, including any Taxes on the amount of any such increase) equal to the amount due hereunder, (b) pay such Taxes to the appropriate taxing authority for the account of Lender and (c) as promptly as possible thereafter, send Lender an original receipt showing payment thereof, together with such additional documentary evidence as Lender may from time to time reasonably require. If Guarantor fails to perform its obligations under parts (b) or (c) of the preceding sentence, Guarantor shall indemnify Lender for any incremental Taxes, interest or penalties that may become payable by Lender as a consequence of such failure.

This Guaranty shall be binding upon Guarantor and upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Lender and its successors and assigns. All references herein to any Borrower shall be deemed to include its successors and permitted assigns and all references herein to Lender shall be deemed to include its successors and assigns. Each Borrower's and Guarantor's successors and permitted assigns shall include a receiver, trustee, custodian of or for any such Borrower or Guarantor or any of their respective assets and any such Borrower or Guarantor as debtor-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE AND FEDERAL COURTS IN NEW YORK COUNTY, NEW YORK SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES WITH RESPECT TO THIS GUARANTY AND WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND CONSENTS THAT ALL SERVICE OF PROCESS UPON GUARANTOR BE MADE BY REGISTERED MAIL OR MESSENGER DIRECTED TO GUARANTOR AT THE ADDRESS SET FORTH BELOW GUARANTOR'S SIGNATURE AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTOR HEREBY AGREES THAT ANY CLAIM OR DISPUTE BROUGHT BY GUARANTOR AGAINST LENDER OR ANY MATTER ARISING OUT OF THIS GUARANTY SHALL BE BROUGHT EXCLUSIVELY IN THE STATE AND FEDERAL COURTS IN NEW YORK COUNTY, NEW YORK. GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

THIS GUARANTY SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

[Signature page follows]

IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantor this 7th day of September, 2006.

PNEUTECH INC.

By:	/s/ David Marks
Its Chairman

[Address]